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                                                                   EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of BioSante Pharmaceuticals, Inc. on Form S-8 of our report dated March 2, 2000, appearing in the Annual Report on Form 10-KSB of BioSante Pharmaceuticals, Inc. for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

Chicago, Illinois
January 8, 2001